================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       SEPTEMBER 29, 2004 (JULY 23, 2004)

                    BEHRINGER HARVARD SHORT-TERM OPPORTUNITY
                                    FUND I LP
             (Exact Name of Registrant as Specified in Its Charter)

            TEXAS                   333-100125                 71-0897614
(State or other jurisdiction of    (Commission              (I.R.S. Employer
incorporation or organization)     File Number)            Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (866) 655-1620
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

     Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard Short-Term Opportunity Fund I LP (the "Partnership") hereby amends its Current Report on Form 8-K dated August 9, 2004 to provide the required financial statements relating to the acquisition by the Partnership of the Skillman Property, located in Dallas, Texas, as described in such Current Report.

     After reasonable inquiry, the Partnership is not aware of any material factors relating to the Skillman Property that would cause the reported financial information not to be necessarily indicative of future operating results.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

                                                                            Page

     (a)  Financial Statements of Businesses Acquired.

          Report of Independent Auditors.......................................3

          Statement of Revenues and Certain Expenses for the year ended
            December 31, 2003 and the six month period ended June 30, 2004.....4

          Notes to the Statement of Revenues and Certain Expenses .............5


     (b)  Pro Forma Financial Information.

          Unaudited Pro Forma Consolidated Financial Information...............7

          Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2004...8

          Unaudited Pro Forma Consolidated Statement of Operations for the
            six months ended June 30, 2004.....................................9

          Unaudited Pro Forma Consolidated Statement of Operations for the
            year ended December 31, 2003......................................10

          Unaudited Notes to Pro Forma Consolidated Statements of Operations..11


     (c)  Exhibits.

          None

                         REPORT OF INDEPENDENT AUDITORS



To the Partners of Behringer Harvard
  Short-Term Opportunity Fund I LP

We have audited the accompanying Statement of Revenues and Certain Expenses of Skillman (the "Skillman Property") for the year ended December 31, 2003. This Statement of Revenues and Certain Expenses is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Skillman Property for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


/s/ PricewaterhouseCoopers LLP

Dallas, Texas
September 29, 2004


SKILLMAN PROPERTY
STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003
AND THE SIX MONTH PERIOD ENDED JUNE 30, 2004
----------------------------------------------------------------------------------------------


                                                                           SIX MONTHS
                                                          YEAR ENDED          ENDED
                                                         DECEMBER 31,     JUNE 30, 2004
                                                             2003          (UNAUDITED)
                                                       ----------------  ----------------
Revenues:
    Rental revenue                                       $   1,506,869     $     706,245
    Reimbursement income                                       533,847           261,840
    Other income                                                 4,329             2,718
                                                       ----------------  ----------------

        Total revenues                                       2,045,045           970,803
                                                       ----------------  ----------------

Expenses:
    Maintenance and service contracts                          128,446            70,257
    Utilities                                                   86,826            37,666
    Management fees                                            102,999            45,588
    Property taxes and insurance                               363,804           184,950
    Administrative expenses                                     42,623            27,572
                                                       ----------------  ----------------

        Total expenses                                         724,698           366,033
                                                       ----------------  ----------------

Revenues in excess of certain expenses                  $    1,320,347     $     604,770
                                                       ================  ================









               The accompanying notes are an integral part of this statement.

                                            4

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
             NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES


1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BASIS OF PRESENTATION
        On July 23, 2004, Behringer Harvard Short-Term Opportunity Fund I LP (the "Registrant"), acquired an 85.71% interest in Behringer Harvard Plaza Skillman LP (the "Partnership"), with the remaining interest being held by unrelated third parties. On July 23, 2004, the Partnership acquired a neighborhood shopping/service center containing approximately 98,764 rentable square feet (unaudited), located on approximately 7.3 acres of land (unaudited), in Dallas, Texas (the "Skillman Property"). The Skillman Property is leased to a variety of retail and service oriented tenants, with retail concerns concentrated on the first floor. The purchase price of the Skillman Property was approximately $14.4 million.

        The accompanying statement has been prepared on the accrual basis of accounting. The statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K of the Registrant. The statement is not intended to be a complete presentation of the revenues and expenses of the Skillman Property for the year ended December 31, 2003 as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Skillman Property have been excluded.

        REVENUE RECOGNITION
        Tenant leases are accounted for as operating leases. Rental revenue is recognized on a straight-line basis over the terms of the respective leases. Reimbursement income consists of recoveries of certain operating expenses and is recognized as revenue in the period the applicable costs are incurred.

        ESTIMATES
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

2.      LEASES

        The minimum future cash rentals of tenant leases based on noncancelable operating leases held as of December 31, 2003 are as follows:

        2004                                                      $   1,322,654
        2005                                                          1,146,352
        2006                                                          1,042,486
        2007                                                            937,261
        2008                                                            279,950
        Thereafter                                                      550,823
                                                                  --------------

                Total                                             $   5,279,526
                                                                  ==============

3.      MAJOR TENANTS

        The following presents rental revenue from tenants who individually represent more than 10% of the Skillman Property's total rental revenue for the year ended December 31, 2003:

                                                                 ---------------

                Compass Bank                                      $     347,851


4. STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004

        The statement for the six month period ended June 30, 2004 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period is not necessarily indicative of the results to be expected for a full year for the operation of the Skillman Property.

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

        On July 23, 2004, the Partnership acquired an 85.71% interest (a 0.1% general partnership interest and an 85.61% limited partnership interest) in Behringer Harvard Plaza Skillman LP (the "Skillman Partnership"), with the remaining interest being held by unrelated third parties.

        On July 23, 2004, the Skillman Partnership acquired a neighborhood shopping/service center containing approximately 98,764 rentable square feet, located on approximately 7.3 acres of land in Dallas, Texas (the "Skillman Property") at a cost of approximately $14.4 million. The Skillman Partnership paid approximately $3.9 million in cash, assumed approximately $400,000 in liabilities and assumed an existing mortgage loan with a principal balance of approximately $10.1 million (the "Loan"). The Loan has an interest rate of 7.34% per annum and matures on April 11, 2011.

        The Partnership contributed approximately $3.3 million in cash to the Skillman Partnership in exchange for its ownership interest. In addition, the Partnership paid approximately $409,000 in acquisition and advisory fees to Behringer Advisors II LP for services rendered in connection with the acquisition of the Partnership's interest in the Skillman Property.

        The Partnership does not control the Skillman Partnership as all major decisions relating to the Skillman Property require a unanimous consent of all the partners. Accordingly, the Partnership has accounted for its interest in the Skillman Partnership on the equity method of accounting.

        In the opinion of management of the Partnership, all material adjustments necessary to reflect the effects of the above transaction have been made.

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2004

        The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Partnership had acquired its 85.71% interest in the Skillman Property as of June 30, 2004. This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Pro Forma Condensed Consolidated Statement of Operations of the Partnership and the historical financial statements and notes thereto of the Partnership as filed on Form 10-Q for the six months ended June 30, 2004. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Partnership completed the above transaction on June 30, 2004, nor does it purport to represent the future financial position of the Partnership.

                                                                           PRIOR
                                                          HISTORICAL    ACQUISITION
                                                          AMOUNTS AS      PRO FORMA
                                                           REPORTED      ADJUSTMENTS      PRO FORMA      PRO FORMA
                                                              (a)            (b)          ADJUSTMENTS      TOTAL
                                                          ------------  -------------    -----------   ------------
ASSETS
     Land                                                 $  2,913,451  $   2,196,698    $         -   $  5,110,149
     Buildings, net                                          6,207,964      6,660,281              -     12,868,245
     Real estate intangibles, net                            1,466,863        693,422              -      2,160,285
                                                          ------------  -------------    -----------   ------------
     Total real estate                                      10,588,278      9,550,401              -     20,138,679

     Cash and cash equivalents                              12,197,722     (4,848,634)    (3,702,105)(c)  3,646,983
     Restricted cash                                         2,257,099              -              -      2,257,099
     Accounts receivable                                        28,450              -              -         28,450
     Prepaid expenses and other assets                         565,323            230              -        565,553
     Investments in joint ventures                                   -              -      3,702,105 (c)  3,702,105
     Deferred financing fees                                   229,965         88,069              -        318,034
                                                          ------------  -------------    -----------   ------------
TOTAL ASSETS                                              $ 25,866,837  $   4,790,066    $         -   $ 30,656,903
                                                          ============  =============    ===========   ============

LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES
     Accounts payable                                     $      8,788  $           -    $         -   $      8,788
     Payables to affiliates                                      6,473              -              -          6,473
     Distributions payable                                      47,775                             -         47,775
     Accrued liabilities                                       402,926        240,066              -        642,992
     Subscriptions for limited
        partnership units                                    2,257,096              -              -      2,257,096
     Mortgage payable                                        6,000,000      4,550,000              -     10,550,000
                                                          ------------  -------------    -----------   ------------
TOTAL LIABILITIES                                            8,723,058      4,790,066              -     13,513,124

COMMITMENTS AND CONTINGENCIES

PARTNERS' CAPITAL
     Limited partners - 11,000,000 units authorized;
        2,024,140 units issued and outstanding              17,143,300              -              -     17,143,300
     General partners                                              479              -              -            479
                                                          ------------  -------------    -----------   ------------
TOTAL PARTNERS' CAPITAL                                     17,143,779              -              -     17,143,779
                                                          ------------  -------------    -----------   ------------
TOTAL LIABILITIES AND PARTNERS' CAPITAL                   $ 25,866,837  $   4,790,066    $         -   $ 30,656,903
                                                          ============  =============    ===========   ============

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Partnership had acquired its 85.71% interest in the Skillman Property as of January 1, 2003. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Partnership as filed on Form 10-Q for the quarter ended June 30, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Partnership completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Partnership.

                                         SIX MONTHS         PRIOR ACQUISITION
                                     ENDED JUNE 30, 2004        PRO FORMA                          PRO FORMA
                                         AS REPORTED           ADJUSTMENTS       PRO FORMA      SIX MONTHS ENDED
                                             (a)                   (b)          ADJUSTMENTS      JUNE 30, 2004
                                    ---------------------  -------------------  ------------   -----------------
REVENUE
     Rental revenue                   $         584,060     $        748,701     $       -        $  1,332,761
                                                                                         -                   -
     Other income                                     -               82,622             -              82,622
                                      -----------------     ----------------     ---------        ------------
TOTAL REVENUES                                  584,060              831,323             -           1,415,383

EXPENSES
     Property operating expenses                177,828              364,218             -             542,046
     Property repairs and
        maintenance                              11,083              139,307             -             150,390
     Ground rent                                117,633               38,187             -             155,820
     Real estate taxes                           90,544              108,087             -             198,631
     Property and asset
        management fees                          45,759               66,225             -             111,984
     General and administrative                 126,346               59,528             -             185,874
     Interest Expense                           154,224              155,733             -             309,957
     Depreciation and amortization              236,258              297,984             -             534,242
                                      -----------------     ----------------     ---------        ------------
TOTAL EXPENSES                                  959,675            1,229,269             -           2,188,944

INTEREST INCOME                                  38,996                    -       (18,511)(c)          20,485

NET LOSS BEFORE EQUITY IN LOSSES OF
   JOINT VENTURES                              (336,619)            (397,946)      (18,511)           (753,076)

EQUITY IN LOSSES OF JOINT VENTURES                    -                    -      (354,594)(d)        (354,594)
                                      -----------------     ----------------     ---------        ------------

NET LOSS                              $        (336,619)    $       (397,946)    $(373,105)       $ (1,107,670)
                                      =================     ================     =========        ============
ALLOCATION OF NET LOSS:
Net loss allocated to general
   partners                           $              (9)                                          $        (30)
                                      =================                                           ============
Net loss allocated to limited
   partners                           $        (336,610)                                          $ (1,107,640)
                                      =================                                           ============
WEIGHTED AVERAGE NUMBER OF LIMITED
   PARTNERSHIP UNITS OUTSTANDING              1,376,478                            420,735 (e)       1,797,213
                                      =================                          =========        ============

NET LOSS PER LIMITED PARTNERSHIP
   UNIT                               $           (0.24)                                          $      (0.62)
                                      =================                                           ============

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Partnership had acquired its 85.71% interest in the Skillman Property as of January 1, 2003. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Partnership as filed on Form 10-K for the year ended December 31, 2003. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Partnership completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Partnership.


                                          YEAR ENDED       PRIOR ACQUISITION
                                      DECEMBER 31, 2003         PRO FORMA                          YEAR ENDED
                                         AS REPORTED           ADJUSTMENTS       PRO FORMA     DECEMBER 31, 2003
                                             (a)                   (b)          ADJUSTMENTS      JUNE 30, 2004
                                    ---------------------  -------------------  ------------   -----------------
REVENUE
     Rental revenue                   $               -     $      2,811,688     $       -        $  2,811,688
     Recoverable expenses                             -              116,857             -             116,857
                                      -----------------     ----------------     ---------        ------------
TOTAL REVENUES                                        -            2,928,545             -           2,928,545

EXPENSES
     Property operating expenses                      -              812,396             -             812,396
     Property repairs and
        maintenance                                   -              396,120             -             396,120
     Ground rent                                      -              305,496             -             305,496
     Real estate taxes                                -              379,462             -             379,462
     Property and asset
        management fees                               -              236,066             -             236,066
     General and administrative                 112,789              151,716             -             264,505
     Interest Expense                                 -              572,792             -             572,792
     Depreciation and amortization                    -            1,021,232             -           1,021,232
                                      -----------------     ----------------     ---------        ------------
TOTAL EXPENSES                                  112,789            3,875,280             -           3,988,069

OTHER INCOME                                      3,608                    -             -               3,608
                                      -----------------     ----------------     ---------        ------------
NET LOSS BEFORE EQUITY IN EARNINGS
   OF JOINT VENTURES                           (109,181)            (946,735)            -          (1,055,916)

EQUITY IN LOSSES OF JOINT VENTURES                    -                    -      (608,114)(c)        (608,114)
                                      -----------------     ----------------     ---------        ------------

NET LOSS                              $        (109,181)    $       (946,735)    $(608,114)       $ (1,664,030)
                                      =================     ================     =========        ============

ALLOCATION OF NET LOSS:
Net loss allocated to general
   partners                           $             (12)                                          $       (183)
                                      =================                                           ============
Net loss allocated to limited
   partners                           $        (109,169)                                          $ (1,663,847)
                                      =================                                           ============

WEIGHTED AVERAGE NUMBER OF LIMITED
   PARTNERSHIP UNITS OUTSTANDING                 92,143                          1,678,004 (d)       1,770,147
                                      =================                          =========        ============

NET LOSS PER LIMITED PARTNERSHIP
   UNIT                               $           (1.18)                                          $      (0.94)
                                      =================                                           ============

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
         UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

a.      Reflects the Partnership's historical balance sheet as of June 30, 2004.

b. Reflects the acquisition of the Quorum Property as reported on Form 8-K/A dated September 15, 2004

c. Reflects the acquisition of the Partnership's 85.71% interest in the Skillman Property for a cash investment of $3,702,105.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004

a. Reflects the historical operations of the Partnership for the six months ended June 30, 2004.

b. Reflects the combined Pro Forma results for the Woodall Property and the Quorum Property as reported on Form 8-K/A dated September 15, 2004.

c. Reflects the reversal of interest income earned from cash on hand related to funds used to purchase the Skillman Property.

d. Reflects equity in earnings from the Partnership's 85.71% interest in the Skillman Property. Amount is determined as follows:

        Revenues in excess of certain expenses                   $     604,770

        Adjustments:
        Depreciation and amortization expense (1)                     (597,837)
        Reverse management fees under previous owner                    45,588
        Property management fee (2)                                    (43,564)
        Asset management fee (3)                                       (35,627)
        Interest expense (4)                                          (387,044)
                                                                 --------------
        Earnings from joint venture                                   (413,714)
                                                                 ==============

        Partnership's ownership interest                                85.71%

        Equity in earnings of joint venture                      $    (354,594)
                                                                 ==============


        (1) Reflects depreciation and amortization of the depreciable or amortizable assets and liabilities of the Skillman Property using the straight-line method over their estimated useful lives as follows:

                                                                            Weighted Average
                     Description                       Allocation        Estimated Useful Life
                     -----------                       ----------        ---------------------

        Land                                         $   3,169,952                  -
        Building                                         7,668,825              25 years
        Above/below market leases, net                     386,246             2.7 years
        Tenant improvements, leasing commissions
           & legal fees                                    399,918             2.7 years
        In-place leases                                  1,028,785             2.7 years
        Tenant relationships                             1,597,074             7.7 years
                                                    ---------------
                                                     $  14,250,800
                                                    ===============

        (2) Reflects the property management fees associated with the current management of the Skillman Property by HPT Management Services LP, an affiliate of the Partnership. HPT Management Services LP will receive 4.5% of annual gross revenues, as defined in the property management agreement.

        (3) Reflects asset management fees associated with the Skillman Property. The asset is managed by HPT Management Services LP, an affiliate of the Partnership, for an annual asset management fee of 0.5% of the asset value.

        (4) Represents interest expense associated with the $10,138,846 of long-term debt obtained in connection with the purchase of the Skillman Property and amortization of deferred financing costs. The long-term debt bears an interest rate of 7.34% per annum and matures on April 11, 2011. The deferred financing costs in the amount of $209,277 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

e. Reflects the adjustment to the historical weighted average number of limited partnership units outstanding to reflect the acceptance of units needed to provide for the cash purchase price of the Quorum, Woodall and Skillman Properties. The adjustment is computed as follows:

        Cash needed to acquire the Quorum Property                  $   4,760,565
        Cash needed to acquire the Woodall Property                     7,114,625
        Cash needed to aqcquire the Skillman Property                   3,702,105
                                                                    -------------
                                                                    $  15,577,295
                                                                    =============

        Net cash received from each limited partnership
        unit issued                                                 $        8.80 (1)
                                                                    =============

        Limited partnership units needed to purchase the
        Quorum, Woodall and Skillman Properties                         1,770,147
        Plus weighted average number of actual limited partnership
        units outstanding at June 30, 2004in excess of  of 1,770,147       27,066
        Less historical weighted average number of limited
        partnership units outstanding at June                          (1,376,478)
                                                                    -------------
                                                                          420,735
                                                                    =============

        (1)Net cash received per limited partnership unit issued is computed as $10 gross proceeds per unit less $0.70 commission per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

a. Reflects the historical operations of the Partnership for the year ended December 31, 2003.

b. Reflects the combined Pro Forma results for the Woodall Property and the Quorum Property as reported on Form 8-K/A dated September 15, 2004.

c. Reflects equity in earnings from the Partnership's 85.71% interest in the Skillman Partnership/Skillman Property. Amount is determined as follows:

        Revenues in excess of certain expenses                    $   1,320,347

        Adjustments:
        Depreciation and amortization expense (1)                    (1,195,674)
        Reverse management fees under previous owner                    102,999
        Property management fee (2)                                     (91,832)
        Asset management fee (3)                                        (71,254)
        Interest expense (4)                                           (774,088)
                                                                  --------------
        Earnings from joint venture                                    (709,502)
                                                                  ==============

        Partnership's ownership interest                                 85.71%

        Equity in earnings of joint venture                       $    (608,114)
                                                                  ==============

        (1) Reflects depreciation and amortization of the depreciable or amortizable assets and liabilities of the Skillman Property using the straight-line method over their estimated useful lives as follows:


                                                                            Weighted Average
                     Description                       Allocation        Estimated Useful Life
                     -----------                       ----------        ---------------------

        Land                                         $   3,169,952                  -
        Building                                         7,668,825              25 years
        Above/below market leases, net                     386,246             2.7 years
        Tenant improvements, leasing commissions
           & legal fees                                    399,918             2.7 years
        In-place leases                                  1,028,785             2.7 years
        Tenant relationships                             1,597,074             7.7 years
                                                    ---------------
                                                     $  14,250,800
                                                    ===============


        (2) Reflects the property management fees associated with the current management of the Skillman property by HPT Management Services LP, an affiliate of the Partnership. HPT Management Services LP will receive 4.5% of annual gross revenues, as defined in the property management agreement.

        (3) Reflects asset management fees associated with the Skillman Property. The asset is managed by HPT Management Services LP, an affiliate of the Partnership, for an annual asset management fee of 0.5% of the asset value.

        (4) Represents interest expense associated with the $10,138,846 of long-term debt obtained in connection with the purchase of the Skillman Property and amortization of deferred financing costs. The long-term debt bears an interest rate of 7.34% per annum and matures on April 11, 2011. The deferred financing costs in the amount of $209,277 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

d. Reflects the adjustment to historical weighted average number of limited partnership units outstanding to reflect the acceptance of units needed to provide for the cash purchase price of the Quorum, Woodall and Skillman Properties. The adjustment is computed as follows:

        Cash needed to acquire the Quorum Property                  $   4,760,565
        Cash needed to acquire the Woodall Property                     7,114,625
        Cash needed to aqcquire the Skillman Property                   3,702,105
                                                                    -------------
                                                                    $  15,577,295
                                                                    =============

        Net cash received from each limited partnership
        unit issued                                                 $        8.80 (1)
                                                                    =============

        Limited partnership units needed to purchase the
        Quorum, Woodall and Skillman Properties                         1,770,147
        Less historical weighted average number of limited
        partnership units outstanding at December 31,2003                 (92,143)
                                                                    -------------
                                                                        1,678,004
                                                                    =============

        (1)Net cash received per limited partnership unit issued is computed as $10 gross proceeds per unit less $0.70 commission per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           BEHRINGER HARVARD SHORT-TERM
                                           OPPORTUNITY FUND I LP



                                           BY: BEHRINGER HARVARD ADVISORS II LP
                                                    CO-GENERAL PARTNER



        Dated: September 15, 2004          By: /s/ Gary S. Bresky
                                              ----------------------------------
                                           Gary S. Bresky
                                           Chief Financial Officer and Treasurer